                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 -------------

      Date of report (Date of earliest event reported): December 27, 2001

                            PARADYNE NETWORKS, INC.
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               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                       000-26485               75-2658219
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                            8545 126TH AVENUE NORTH
                              LARGO, FLORIDA 33773
                             ----------------------
          (Address of Principal Executive Offices, including Zip Code)


       Registrant's telephone number, including area code: (727) 530-2000


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On December 27, 2001, Paradyne Networks, Inc. ("Paradyne"), a wholly owned subsidiary of Paradyne ("Merger Sub") and Elastic Networks Inc. ("Elastic") entered into a merger agreement (the "Merger Agreement") pursuant to which, subject to the terms and conditions of the Merger Agreement, the parties agreed that Paradyne would acquire Elastic through a merger of Elastic with Merger Sub. Copies of the Merger Agreement and certain related documents are attached as exhibits to a Current Report on Form 8-K filed by Paradyne with the Securities and Exchange Commission on December 31, 2001.

         On January 4, 2002, the parties entered into an amendment of the Merger Agreement (the "Amendment") to reflect that the anticipated amendment to Paradyne's certificate of incorporation (to increase the number of authorized shares of common stock) will require the approval by 66 2/3% of Paradyne's outstanding common stock. The Amendment further revises the obligation of Elastic to notify its option holders of their exercise rights to a seven day notice period from the date of the Merger Agreement. The foregoing information is qualified in its entirety by reference to the Merger Agreement and the Amendment. The Amendment is attached as an exhibit hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibit

                  The following exhibit is filed herewith:


                  Exhibit No.       Description
                  -----------       -----------

                     2.1            Amendment No. 1 to Agreement and Plan of Merger, dated as of January 4, 2002, among Paradyne
                                    Networks, Inc., Phoenix Merger Sub, Inc., and Elastic Networks Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A of Elastic Networks Inc. dated
                                    January 7, 2002).
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                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 8, 2002


                                    PARADYNE NETWORKS, INC.

                                    /s/ Sean E. Belanger
                                    -------------------------------------------
                                    Sean E. Belanger
                                    President and Chief Executive Officer


                                       3
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                                 EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

2.1                        Amendment No. 1 to Agreement and Plan of Merger, dated as of January 4, 2002, among Paradyne Networks,
                           Inc., Phoenix Merger Sub, Inc., and Elastic Networks Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A of Elastic Networks Inc. dated January 7, 2002).